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                                                                    Exhibit 24



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1994 appearing on page F-1 of Kaneb Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statement.



  PRICE WATERHOUSE


  Dallas, Texas
  June 6, 1994